INVESTMENTS	12 Months Ended
Sep. 30, 2014
Investments, Debt and Equity Securities [Abstract]
INVESTMENTS
INVESTMENTS

Investments are comprised of certificates of deposit and U.S. government bonds.  We have total investments of $0.4 million and $1.7 million as of September 30, 2014 and 2013, respectively.  As of September 30, 2014, investments of $0.4 million will mature within one year and zero will mature after one year and before five years.

We record our U.S. government bond investments at fair value.  The following table represents the investments as of September 30, 2014 and 2013:

	As of September 30, 2014				As of September 30, 2013
		Gross	Gross			Gross	Gross
	Book Value	Unrealized Gains	Unrealized (Losses)	Fair Value	Book Value	Unrealized Gains (1)	Unrealized (Losses)	Fair Value
	(dollars in thousands)
Investments
Certificates of deposit	$100	$—	$—	$100	$100	$—	$—	$100
U.S. government bonds	250	—	—	250	1,605	14	—	1,619
Total investments	$350	$—	$—	$350	$1,705	$14	$—	$1,719

(1)The unrealized gain on investments of $14 net of tax of $5 represents the accumulated other comprehensive income of $9.

During fiscal 2014, the Company received $1.4 million in proceeds from investment maturities.  The Company did not recognize any material realized gains or losses or receive proceeds from sales on investments during fiscal 2014. During fiscal 2013, the Company received $1.0 million in proceeds from the sale of U.S. government bonds and realized a gain of $0.04 million. An additional $1.6 million in proceeds was received in investment maturities during fiscal 2013.